EXHIBIT 10.47

                                                        Private Client Group

                                                        MERRILL LYNCH BUSINESS
                                                        FINANCIAL SERVICES INC.
                                                        222 North LaSalle Street
                                                        17th Floor
                                                        Chicago, Illinois 60601
                                                        (312) 499-3084
                                                        FAX: (312) 499-3254


                                                                    May 12, 2004

Evergreen Aircraft Sales and Leasing Co.
3850 NE Three Mile Lane
McMinnville, OR 97128

                  RE: AMENDMENT TO LOAN DOCUMENTS
Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Evergreen Aircraft Sales and Leasing Co. ("Customer") with respect to: (i) that certain WCMA LOAN AGREEMENT NO. 54F-07164 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date' (as defined below), the Loan Documents are hereby amended as follows:


1. Delete 4.3(h) and replace as follows:

(h) FIXED CHARGE COVERAGE RATIO: Customer's and Business Guarantors' aggregate Fixed Charge Coverage Ratio, measured on a quarter-end basis, shall be at least the amount set forth in the following table for the applicable period set forth opposite thereto:

------------------------------------ --------------------------------------
         Applicable Ratio                      Applicable Period
------------------------------------ --------------------------------------
             1.00:1.00               For the 6 month period ending August
                                                   31, 2004
------------------------------------ --------------------------------------
             1.00:1.00                      For the 9 month period
                                           ending November 30, 2004
------------------------------------ --------------------------------------
             1.10:1.0                       For the 12 month period
                                           ending February 28, 2005
------------------------------------ --------------------------------------
             1.15:1.0                       For the 12 month period
                                          ending the last day of each
                                           fiscal quarter of Parent
                                            after February 28, 2005
------------------------------------ --------------------------------------

Evergreen Aircraft Sales and Leasing Co.
May 12, 2004
Page No. 2

2. Add to the end of Section 4.3(h):

(i) CAPITAL EXPENDITURES: Customer and the other Credit Parties shall not make "Capital Expenditures" in any fiscal year of Evergreen International Aviation, Inc. in excess of $75,000,000, but at least $10,000,000 of such $75,000,000 must be funded with Indebtedness. For the purposes hereof, (i) the term "Capital Expenditures" shall mean, with respect to any Person for any period, the aggregate of all expenditures by such Person and it subsidiaries during such period that are capital expenditures as determined in accordance with GAAP and reflected as additions to property, plant and equipment on a consolidated statement of cash flows of such Person, whether such expenditures are paid in cash or financed, except to the extent that such expenditures are financed with proceeds of insurance, condemnation awards or asset sales which are permitted to be used or re-invested by Customer and the Credit Parties in accordance with the terms of the Loan Documents, and (ii) the term "Indebtedness" shall mean (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations as a lessee under any lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, (d) all obligations or liabilities of others secured by a lien or security interest on any asset of a Person or its subsidiary, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations owing under any agreement for the purpose of hedging any Credit Parties exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of the foregoing clauses; notwithstanding the foregoing, the term "Indebtedness" shall not mean a WCMA Loan or WCMA Loans.


(j) MINIMUM EBITDA: Customer's and Business Guarantors' consolidated EBITDA, measured on a quarter-end basis, shall be at least the amount set forth in the following table for the applicable period set forth opposite thereof:

------------------------------------ ------------------------------------
             Amount                           Applicable Period
------------------------------------ ------------------------------------
           $40,000,000                      For the 6 month period
                                            ending August 31, 2004
------------------------------------ ------------------------------------
           $67,000,000                      For the 9 month period
                                            ending November 30, 2004
------------------------------------ ------------------------------------
           $97,000,000                      For the 12 month period
                                            ending February 28, 2005
------------------------------------ ------------------------------------
          $100,000,000                      For the 12 month period
                                            ending the last day of each
                                            fiscal quarter of parent
                                            after February 28, 2005
------------------------------------ ------------------------------------

Evergreen Aircraft Sales and leasing Co.
May 12, 2004
Page No. 3

3. Customer and Business Guarantors shall no longer be required to maintain an aggregate Minimum Tangible Net Worth Covenant as of the Effective Date.

4. Customer and Business Guarantors shall no longer be requited to maintain an aggregate Interest Coverage Ratio Covenant as of the Effective Date.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby,

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, and the condition specified above shall have been met to our satisfaction, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement and the other documents enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement and such other documents as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement and said other documents within 14 days from the date hereof, or if for any other mason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:        /S/ MARTIN L. KOUTSKY
           ------------------------------------------
           Martin L. Koutsky
           Senior Credit Manager

Evergreen Aircraft Sales and Leasing Co.
May 12, 2004
Page No. 4



ACCEPTED:

EVERGREEN AIRCRAFT SALES AND LEASING, CO.

By:      /S/ JOHN A. IRWIN
         -----------------------------------
         Printed Name:     John A. Irwin
         Title:            Treasurer

APPROVED:

EVERGREEN INTERNATIONAL AIRLINES, INC.

By:      /S/ JOHN A. IRWIN
         -----------------------------------
         Printed Name:     John A. Irwin
         Title:            Treasurer

EVERGREEN HOLDINGS, INC.

By:      /S/ JOHN A. IRWIN
         -----------------------------------
         Printed Name:     John A. Irwin
         Title:            Treasurer

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC.

By:      /S/ JOHN A. IRWIN
         -----------------------------------
         Printed Name:     John A. Irwin
         Title:            Treasurer

EVERGREEN HELICOPTERS, INC.

By:      /S/ JOHN A. IRWIN
         -----------------------------------
         Printed Name:     John A. Irwin
         Title:            Treasurer

Evergreen Aircraft Sales and Leasing Co.
May 12, 2004
Page No. 5



EVERGREEN AIR CENTER, INC.

By:      /S/ GWENNA WOOTRESS
         -------------------
         Printed Name:     Gwenna Wootress
         Title:            Secretary


EVERGREEN AGRICULTURAL ENTERPRISES, INC.

By:      /S/ JOHN A. IRWIN
         -----------------------------------
         Printed Name:     John A. Irwin
         Title:            Treasurer